UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07528

Insured Municipal Income Fund Inc.
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew Dakos
Brooklyn Capital Management, LLC
60 Heritage Drive
Pleasantville, NY 10570
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esp.
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2009

Date of reporting period:  09/30/2009

Item 1. Reports to Stockholders.

Insured Municipal Income
Fund Inc.
Semi-Annual Report
September 30, 2009

Insured Municipal Income Fund Inc.

November 27, 2009

Dear Fellow Shareholders:

I am pleased to have this initial opportunity to communicate with you about the past and more significantly, the future of Insured Municipal Income Fund.

As you probably know, earlier this year Andrew Dakos and I led a proxy contest in which the key issue was what, if any, action the board should take to address the Fund’s persistent trading discount.  At the annual meeting held on August 12, 2009 stockholders approved by a margin of 13.4 million votes to 0.7 million votes a proposal recommending that the board of directors take action, subject to market conditions, to afford common and preferred stockholders an opportunity to realize the net asset value of their shares.  In addition, four of our nominees for director were elected.

Shortly thereafter, the two remaining incumbent directors resigned as did the Fund’s investment advisor, UBS Global Asset Management (Americas) Inc.  The board then elected two independent directors to fill the vacated seats.  The independent directors and the full board also approved the appointment of Brooklyn Capital Management LLC to serve as the Fund’s new investment advisor on an interim basis and to change the Fund’s objective, subject to stockholder approval, to providing total return rather than tax free income.

In order to fulfill the stockholder mandate which we saw as affording all stockholders an opportunity to realize the intrinsic value of their shares, on September 11, 2009, the board directed the Fund’s investment advisor to commence a program of selling the Fund’s portfolio securities in an orderly and opportunistic fashion with the goal of (1) retiring the Fund’s auction rate preferred shares and the tender option bonds and (2) funding a self-tender offer for the Fund’s common shares.  This selling program is continuing.  As a result, the composition of the Fund’s portfolio today is significantly different than it was on September 11, 2009.

The initial portfolio sales allowed us to redeem the Fund’s auction rate preferred shares and the tender option bonds.  While the board has not definitively determined the size or pricing for the tender offer for the common shares, it is our intention to afford the common stockholders an opportunity to monetize their shares at a price close to net asset value without materially adversely affecting non-tendering stockholders.

What do we envision for the future of the Fund?  The name change we are proposing – Special Opportunities Fund – says it all.  The principals of Brooklyn Capital Management, our newly formed investment advisory firm, include Steven Samuels, Andrew Dakos and me.  We have a long history of opportunistic investing, primarily through hedge funds managed under the Bulldog Investors name.  Since its inception almost seventeen years ago, our original hedge fund,

Insured Municipal Income Fund Inc.

Opportunity Partners L.P. has generated an annualized return of 12.8% vs. 7.4% for the S&P 500 Index.  It has incurred a loss in only one of those years.*

We are generally value investors.  Our bread and butter is investing in closed-end funds.  I have personally been investing in closed-end funds for thirty-five years.  However, we have also invested opportunistically in a number of other areas.  In certain instances, we have employed activism to unlock the value of our investments.  Unlike many other managers who are tethered to a benchmark, we are not interested in making an investment unless we perceive that we can get an edge.  After the tender offer, we intend to apply this “edge” philosophy to managing the Fund.

As I see it, collective investment vehicles fall into three general categories: open-end funds, closed-end funds and private funds.  Each has advantages and disadvantages for investors. For example, an open-end fund offers liquidity on a daily basis but restricts the manager from holding less liquid investments or using leverage.  A closed-end fund provides more flexibility for the manager and afford investors daily liquidity but at a price that may be greater or less than net asset value.  The primary advantage of a closed-end fund for investors is that it allows a talented investment manager to “do his thing” without having to worry about redemptions.  In theory that should lead to better long-term performance than would be achievable in a comparable open-end fund.

However, in practice most closed-end funds do not generate superior performance.  In my opinion, that is because the managers are either mediocre or are not sufficiently motivated to outperform their peers.  Hopefully, you will agree that our track record is one that merits your support.  And, I can assure you that complacency has no place in our mindset.  I am personally committed to making our Fund a long-term success for our stockholders.  My goal and that of the Brooklyn Capital Management team is that in ten years stockholders of Special Opportunities Fund will be able to look back and say that this is one of the best investments they ever made.

Sincerely yours,

Phillip Goldstein
Chairman

____________
*
Performance data quoted represents past performance and is not predictive of future results.  Performance quoted for Opportunity Partners is net of fees and expenses and reflects the net investment results of a single contribution at inception with no subsequent additions or withdrawals.  Fees and expenses of an investment in Opportunity Partners are different than those of the Fund.  Opportunity Partners has been audited on an annual basis since inception in 1993 through 2008.

Insured Municipal Income Fund Inc.

October 16, 2009

Dear shareholder,
We present you with the semi-annual report for Insured Municipal Income Fund Inc. (the “Fund”) for the six months ended September 30, 2009.

Performance overview as provided by UBS Global Asset Management (Americas) Inc., the Fund’s investment advisor and administrator until October 18, 2009:

The economy has remained weak thus far in 2009. Prior to the reporting period, first quarter 2009 gross domestic product (GDP) declined 6.4%. While the economy continued to contract during the second quarter of 2009, it was at a more modest pace, due in part to smaller declines in exports and business spending. The advance estimate for second quarter GDP showed a decline of 0.7%.

During the six-month reporting period, US municipal bonds significantly outperformed US Treasuries, with the Barclays Capital Municipal Bond Index returning 9.38%, while the Barclays Capital US Treasury Index declined 0.98%. Overall, bonds of lower credit quality performed strongly during this time. Spreads—the differences between the yields paid on US Treasury securities and other bonds with the same maturities—remain wide on a historical basis, although they continued to tighten during the reporting period.  Strong inflows into municipal bond mutual funds influenced the outperformance of lower credit-quality issues during the six-month period.

The supply of municipal bonds in 2009 continues to be down, relative to 2008. The passing of US legislation allowing states to issue taxable bonds and receive a 35% “tax rebate” from the Federal government continues to affect the amount of new issuance of tax-exempt debt. Dubbed “Build America Bonds,” these bonds have been issued at an average rate of $5 billion a month since April 2009, and it is estimated that states will issue about $60 billion in taxable debt over each of the next two years before the legislation expires. A decrease in the supply of municipal bonds tends to benefit their performance, all other things being equal.

Over the six months ended September 30, 2009, the Fund returned 16.87% on a net asset value basis and 28.40% on a market price basis. Over the same period, the median return of the Fund’s peer group, the Lipper Insured Municipal Debt Funds (Leveraged) category, was 18.77% on a net asset value basis, and 23.14% on a market price basis. Finally, the Fund’s benchmark, the Barclays Capital Municipal Bond Index (the “Index”), returned 9.38% during the six-month period.

Over the six-month period, the Fund’s yield curve positioning greatly contributed to its outperformance versus the Index; the Fund’s use of leverage also

Insured Municipal Income Fund Inc.

contributed strongly, as noted further below. The Fund maintained a significant underweight to the shorter end of the yield curve during most of the reporting period, which benefited the Fund following weak performance in this area during a good portion of the reporting period. Additionally, a significant overweight to the intermediate (15-year) area of the yield curve benefited performance as 15-year and longer municipals posted strong results.  In the 20+ year area of the yield curve, the Fund’s exposure was similar to that of the Index during most of the reporting period.

From a credit quality perspective, an overweight to AAA-rated issues—one of the weakest performers during the reporting period—weighed upon relative results.  Lower-quality securities rallied during the reporting period; BBB-rated issues rebounded significantly, and an underweight to these securities hurt Fund performance as well. However, a significant underweight exposure to AA-rated issues was a slight positive for Fund performance during the reporting period.

In terms of sector positioning, we continued to place an emphasis on essential service revenue bonds throughout the reporting period, which benefited performance. We maintained this stance as we felt that this portion of the municipal market would hold up relatively well in the weakened economic environment. In particular, we focused on those securities that we believed offered attractive levels of revenue and better earnings stability than some other sectors of the municipal market. While a relative underweight exposure to hospital sector bonds and the IDR/PCR sector (that is, industrial development revenue bonds and pollution control revenue bonds) hurt performance, we maintained an overweight to transportation bonds, which helped Fund performance as that area rallied during the reporting period.

We focused our efforts on purchasing bonds from states that were, in our view, experiencing improved fiscal health and offering attractively valued municipal bonds. This was challenging at times, given the overall reduced liquidity in the market. During the period, we reduced the Fund’s exposure to California state municipal bonds, given the state’s budgetary issues. While these had performed poorly, they rallied during the period, and the Fund’s underweight to this area detracted from relative performance.

The Fund’s use of leverage over the period was beneficial. It helped the Fund to take advantage of low short-term rates and generate higher yields for common stockholders for the six-month reporting period overall. (Leverage magnifies returns on both the upside and on the downside.) However, near the end of the reporting period, the Fund’s Board announced that it intended to redeem all of the Fund’s auction preferred shares and terminate its Tender Option Bond Program in due course(1), and that it expected that a tender offer for the Fund’s

____________
(1)	The Fund’s leverage was fully eliminated in October 2009 as auction preferred shares were fully redeemed and the Tender Option Bond Program was terminated.

Insured Municipal Income Fund Inc.

common stock would commence prior to December 31, 2009. In order to fund the anticipated tender offer, the Board directed UBS Global Asset Management (Americas) Inc., the Fund’s then-current investment adviser, to commence an orderly liquidation of a significant percentage of the Fund’s portfolio securities. As a result, the Fund did not fully participate in the rally in municipal securities that took place during the latter half of September 2009. Additionally, as noted in a separate press release issued by the Fund on October 12, 2009, the Board announced that it does not intend to declare further dividends to common stockholders until after the completion of the previously announced tender offer.

This discussion of the Fund’s performance is intended to assist shareholders in understanding how the Fund performed during the 6-month period ended September 30, 2009.  The views and opinions expressed above were current as of October 16, 2009, and reflect the views of a predecessor advisor to the Fund which ceased to render such services as of October 18, 2009.

Insured Municipal Income Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for common stock for periods ended 09/30/09

Net asset value returns	6 months	1 year	5 years	10 years
Insured Municipal Income Fund Inc.	16.87%	26.96%	4.41%	5.45%
Lipper Insured Municipal Debt Funds
(Leveraged) median	18.77	24.61	4.44	6.20

Market price returns
Insured Municipal Income Fund Inc.	28.40%	40.91%	6.76%	7.35%
Lipper Insured Municipal Debt Funds
(Leveraged) median	23.14	39.38	4.96	6.68

Index returns
Barclays Capital Municipal Bond Index	9.38%	14.85%	4.78%	5.77%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

The Barclays Capital Municipal Bond Index (formerly known as the Lehman Brothers Municipal Bond Index) is an unmanaged, unleveraged measure of the total return for municipal bonds issued across the United States. Index returns do not include reinvestment of dividends. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Share price, dividend and yields as of 09/30/09
Market price	$14.14
Net asset value (per share applicable to common shareholders)	$14.80
September 2009 dividend	$0.075
Market yield(1)	6.36%
NAV yield(1)	6.08%

(1)
Market yield is calculated by multiplying the September 2009 dividend by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the September 2009 dividend by 12 and dividing by the month-end net asset value. Prices and yields will vary.

Insured Municipal Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics	09/30/09	03/31/09	09/30/08
Net assets applicable to
common shareholders (mm)	$305.3	$269.3	$254.1
Weighted average maturity	10.5 yrs	15.5 yrs	14.9 yrs
Weighted average modified duration	2.8 yrs	7.4 yrs	9.3 yrs
Weighted average coupon	3.2%	5.5%	5.2%
Leverage(1)	29.8%	41.9%	45.1%
Securities subject to alternative
minimum tax (AMT)(2)	5.5%	16.8%	18.0%
Maturing within five years(2)	26.3%	4.4%	0.7%
Maturing beyond five years(2)	73.7%	95.6%	99.3%
Insured securities(2)	83.5%	86.5%	85.5%
Non-insured securities(2)	16.5%	13.5%	14.5%

Portfolio composition(3)	09/30/09	03/31/09	09/30/08
Long-term municipal bonds	59.8%	107.7%	104.7%
Short-term municipal notes	21.4	0.3	0.7
Futures	—	—	0.0(4)
Cash equivalents and other
assets less liabilities	18.8	(8.0)	(5.4)
Total	100.0%	100.0%	100.0%

Credit quality(2)	09/30/09	03/31/09	09/30/08
AAA	46.5%	48.5%	41.9%
AA	11.3	32.8	36.3
A	12.3	3.1	10.3
A-1	26.3	0.2	0.7
BBB	—	5.9	6.7
Nonrated	3.6	9.5	4.1
Total	100.0%	100.0%	100.0%

(1)
Includes leverage attributable to both the Fund’s Auction Preferred Shares and the Tender Option Bond Program as a percentage of total assets.  Leverage was terminated in October 2009, after the close of the fiscal period.

(2)
Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are designated by Standard & Poor’s Rating Group, an independent rating agency.

(3)	As a percentage of net assets applicable to common and preferred shareholders as of the dates indicated.
(4)	Represents less than 0.05% of net assets applicable to common and preferred shareholders as of the date indicated.

Insured Municipal Income Fund Inc.

Portfolio statistics  (unaudited) (concluded)

Top five states(1)	09/30/09		03/31/09		09/30/08
Illinois	14.0%	Illinois	15.8%	California	18.0%
New York	11.2	California	14.7	Illinois	14.0
California	11.1	New York	13.6	New York	11.1
Texas	8.2	Texas	10.4	Texas	10.0
Florida	7.3	Florida	9.4	Florida	9.8
Total	51.8%		63.9%		62.9%

Top five sectors(1)	09/30/09		03/31/09		09/30/08
General obligations	21.6%	Water	22.2%	Water	23.7%
Water	9.7	Airport	18.6	Airport	15.3
Power	9.6	General obligations	14.2	General obligations	14.7
Tolls	7.7	Tolls	9.0	Tolls	9.3
Hospital	6.9	Power	6.4	Power	9.3
Total	55.5%		70.4%		72.3%

(1)	Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2009 (unaudited)

	Moody’s	S&P	Face
Security description	rating	rating	amount	Value
Long-term municipal bonds—90.13%
California—13.58%
Los Angeles Community College District Refunding-
Election 2001-Series A (FSA Insured),
5.000%, due 08/01/25	Aa2	AAA	$5,000,000	$5,359,850
5.000%, due 06/01/26	Aa2	AAA	9,000,000	9,603,810
Los Angeles Water & Power Revenue-
Power System-Series B (FSA Insured),
5.000%, due 07/01/25	Aa3	AAA	6,000,000	6,336,360
Manteca Financing Authority Water
Revenue-Series A (NATL-RE Insured),
4.750%, due 07/01/33	A3	A+	15,000,000	15,029,550
Sacramento County Sanitation District Financing
Authority Revenue Refunding (AMBAC Insured),
5.000%, due 12/01/27	Aa3	AA	5,000,000	5,128,550
				41,458,120
District of Columbia—2.73%
District of Columbia Water & Sewer Authority
Public Utility Revenue-Subordinate Lien Revenue
(NATL-RE-FGIC Insured),
5.000%, due 10/01/33	A1	AA-	6,000,000	6,135,240
Metropolitan Washington, D.C. Airport Authority
Airport System Revenue-Series A
(NATL-RE Insured),
5.250%, due 10/01/16(1)	Aa3	AA-	2,000,000	2,190,520
				8,325,760
Florida—7.42%
Florida State Board of Education-Capital Outlay-
Series E (NATL-RE-FGIC Insured),
5.000%, due 06/01/24	Aa1	AAA	8,000,000	8,268,320
Hillsborough County Port District Revenue-Tampa
Port Authority Project-Series A (NATL-RE Insured),
5.750%, due 06/01/16(1)	A2	A	1,060,000	1,122,742
5.750%, due 06/01/17(1)	A2	A	1,115,000	1,175,444
5.750%, due 06/01/18(1)	A2	A	1,175,000	1,232,528
5.750%, due 06/01/19(1)	A2	A	1,240,000	1,297,759
Miami-Dade County Expressway Authority Toll
System Revenue-Series B (NATL-RE-FGIC Insured),
5.250%, due 07/01/26	A3	A	3,000,000	3,127,680

Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2009 (unaudited)

	Moody’s	S&P	Face
Security description	rating	rating	amount	Value
Long-term municipal bonds—(continued)
Florida—(concluded)
Miami-Dade County School Board-Certificates of
Participation-Series A (NATL-RE-FGIC Insured),
5.000%, due 05/01/21	A3	A	$6,000,000	$6,424,320
				22,648,793
Georgia—0.01%
Georgia Municipal Electric Authority Power
Revenue-Series Y (Escrowed to Maturity)
(NATL-RE-IBC Insured),
10.000%, due 01/01/10	NR	AA	15,000	15,362
Illinois—17.11%
Chicago Board of Education-Series D (FSA Insured),
5.000%, due 12/01/21	Aa3	AAA	9,885,000	11,031,363
5.000%, due 12/01/25	Aa3	AAA	8,705,000	9,522,487
Chicago General Obligation-Unrefunded
Balance-Series A (FSA Insured),
5.000%, due 01/01/25	Aa3	AAA	260,000	275,168
5.000%, due 01/01/26	Aa3	AAA	350,000	369,002
Chicago O’Hare International Airport
Revenue, Series A (FSA Insured),
5.000%, due 01/01/19	Aa3	AAA	8,960,000	10,072,832
Chicago Transit Authority Capital Grant Receipts
Revenue-Federal Transit Administration
Section 5309 (Assured Guaranty Insured),
5.250%, due 06/01/26	Aa2	AAA	6,500,000	7,230,860
Chicago Wastewater Transmission Revenue
Refunding-Second Lien-Series B
(FSA-CR, FGIC Insured),
5.000%, due 01/01/25	Aa3	AAA	5,000,000	5,489,900
Illinois Health Facilities Authority Revenue-Franciscan
Sisters Health Care-Series C (Escrowed to
Maturity) (NATL-RE Insured),
5.750%, due 09/01/18	NR	A	4,500,000	5,361,885
Metropolitan Pier & Exposition Authority Dedicated
State Tax-Series A-2002 (Escrowed to Maturity)
(FGIC Insured),
5.500%, due 12/15/23	A2	AAA	2,395,000	2,890,070
				52,243,567

Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2009 (unaudited)

	Moody’s	S&P	Face
Security description	rating	rating	amount	Value
Long-term municipal bonds—(continued)
Maine—3.17%
Maine Health & Higher Educational Facilities
Authority Revenue-Series A (Escrowed to
Maturity) (FSA Insured),
5.500%, due 07/01/23	Aa3	AAA	$4,785,000	$4,874,480
Maine Health & Higher Educational Facilities
Authority Revenue-Unrefunded Balance-
Series A (NATL-RE Insured),
5.000%, due 07/01/29	Aa3	NR	4,565,000	4,797,267
				9,671,747
Massachusetts—2.63%
Massachusetts State Port Authority Revenue-
US Airways Project (NATL-RE Insured),
6.000%, due 09/01/21(1)	Baa1	A	1,500,000	1,342,575
Massachusetts State School Building Authority
Dedicated Sales Tax Revenue-
Series A (FSA Insured),
5.000%, due 08/15/25	Aa2	AAA	6,000,000	6,684,840
				8,027,415
Michigan—3.95%
Detroit Sewer Disposal Revenue Refunding-
Senior Lien-Series C-1 (FSA Insured),
7.000%, due 07/01/27	Aa3e	AAAe	5,000,000	6,340,200
Michigan State Hospital Finance Authority Revenue
Refunding-Trinity Health Credit Group-Series D,
5.000%, due 08/15/25	Aa2	AA	5,525,000	5,703,347
				12,043,547
Minnesota—1.66%
Minneapolis & St. Paul Metropolitan Airport
Commission Airport Revenue-Series B
(NATL-RE-FGIC Insured),
6.000%, due 01/01/19(1)	NR	AA-	5,000,000	5,073,900
Nevada—2.61%
Clark County-Bond Bank-Unrefunded
Balance (NATL-RE Insured),
5.000%, due 06/01/32	Aa1	AA+	7,820,000	7,973,116

Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2009 (unaudited)

	Moody’s	S&P	Face
Security description	rating	rating	amount	Value
Long-term municipal bonds—(continued)
New Mexico—2.86%
University of New Mexico Revenue-
Hospital Mortgage (FSA-FHA Insured),
5.000%, due 01/01/23	Aa3	AAA	$4,130,000	$4,310,522
5.000%, due 07/01/23	Aa3	AAA	4,230,000	4,412,102
				8,722,624
New York—7.19%
Metropolitan Transportation Authority Dedicated
Tax Fund-Series A (FSA Insured),
5.250%, due 11/15/24	Aa3	AAA	5,650,000	5,941,766
New York State Thruway Authority General
Revenue-Series G (FSA Insured),
5.000%, due 01/01/26	Aa3	AAA	10,000,000	10,699,600
Triborough Bridge & Tunnel Authority Revenue-
Subordinate Bonds (AMBAC Insured),
5.125%, due 11/15/26	Aa3	A+	5,000,000	5,291,650
				21,933,016
Rhode Island—1.92%
Rhode Island State Health & Educational Building
Corp. Revenue Hospital Financing-Lifespan
Obligation-Series A (Assured Guaranty Insured),
7.000%, due 05/15/39	Aa2	AAA	5,000,000	5,862,350
South Carolina—3.59%
Medical University of South Carolina Hospital
Authority-Hospital Facilities Revenue Refunding-
Series A (NATL-RE-FHA Insured),
5.250%, due 02/15/25	Baa1	A	2,500,000	2,615,625
South Carolina Transportation Infrastructure
Bank Revenue-Series A (AMBAC Insured),
5.000%, due 10/01/33	A1	NR	8,180,000	8,358,160
				10,973,785
Tennessee—0.66%
Memphis-Shelby County Airport Authority
Airport Revenue-Series D (AMBAC Insured),
6.000%, due 03/01/24(1)	A2	A-	2,000,000	2,028,200

Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2009 (unaudited)

	Moody’s	S&P	Face
Security description	rating	rating	amount	Value
Long-term municipal bonds—(concluded)
Texas—10.04%
Austin Electric Utilities System Revenue Refunding-
Series A (AGC-ICC-AMBAC Insured),
5.000%, due 11/15/22	Aa2	AAA	$5,000,000	$5,488,300
Dallas Civic Center Refunding & Improvement
(Assured Guaranty Insured),
5.250%, due 08/15/34	Aa2	AAA	3,000,000	3,214,740
Harris County Refunding-Senior
Lien-Toll Road (FSA Insured),
5.000%, due 08/15/30	Aa3	AAA	10,000,000	10,309,700
Houston Utility System Revenue Refunding-
First Lien-Series A (NATL-RE Insured),
5.250%, due 05/15/25	A1	AA	5,665,000	6,106,304
North Thruway Authority Revenue Refunding
Systems-Series A (BHAC-CR Insured),
5.750%, due 01/01/48	Aa1	AAA	5,000,000	5,542,800
				30,661,844
Virginia—1.65%
Virginia Port Authority Facilities Revenue
(FGIC-FSA-CR Insured),
5.000%, due 07/01/36(1)	Aa3	AAA	5,000,000	5,047,250
Washington—4.16%
King County Public Hospital District No. 2 Refunding-
Evergreen Healthcare (NATL-RE Insured),
5.000%, due 12/01/18	A1	AA-	1,500,000	1,614,600
5.000%, due 12/01/19	A1	AA-	2,095,000	2,242,823
Washington State-Series 2007A (FSA Insured),
5.000%, due 07/01/24	Aa1	AAA	8,000,000	8,832,160
				12,689,583
Wisconsin—3.19%
Wisconsin General Revenue-Appropriation
Revenue-Series A (AGC-ICC Insured),
5.750%, due 05/01/33	A1	AAAe	8,500,000	9,740,065
Total long-term municipal bonds (cost—$266,760,810)				275,140,044

Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2009 (unaudited)

	Moody’s	S&P	Face
Security description	rating	rating	amount	Value
Short-term municipal notes(2) —32.21%
Alaska—5.57%
Valdez Marine Terminal Revenue Refunding-
Exxon Pipeline Co. Project-Series A,
0.240%, due 10/01/09	VMIG-1	A-1+	$17,000,000	$17,000,000
Connecticut—7.86%
Connecticut State Health & Educational Facilities
Authority Revenue-Yale University-Series V-1,
0.230%, due 10/01/09	VMIG-1	A-1+	24,000,000	24,000,000
Florida—1.57%
Orange County Health Facilities Authority Revenue-
Hospital Orlando Regional Healthcare-
Series A-1 (FSA Insured),
0.410%, due 10/01/09	VMIG-1	A-1	4,800,000	4,800,000
Louisiana—4.95%
East Baton Rouge Parish Pollution Control
Revenue Refunding-Exxon Project,
0.230%, due 10/01/09	P-1	A-1+	15,100,000	15,100,000
New York—6.48%
New York City
Series H-Subseries H-3 (FSA Insured),
0.350%, due 10/01/09	VMIG-1	A-1+	5,000,000	5,000,000
Subseries A-6 (FSA Insured),
0.280%, due 10/01/09	NR	A-1	14,780,000	14,780,000
				19,780,000
Puerto Rico—5.78%
Puerto Rico Commonwealth Refunding-Public
Improvement-Series A-3 (FSA Insured),
0.260%, due 10/01/09	VMIG-1	A-1	16,050,000	16,050,000
Puerto Rico Commonwealth Refunding-
Series B-2 (FSA Insured),
0.490%, due 10/01/09	VMIG-1	A-1	1,600,000	1,600,000
				17,650,000
Total short-term municipal notes (cost—$98,330,000)				98,330,000
Total investments (cost—$365,090,810)—122.34%				373,470,044
Other assets in excess of liabilities—28.43%				86,797,354
Liquidation value of auction preferred shares—(50.77)%				(155,000,000)
Net assets applicable to common shareholders—100.00%				$305,267,398

Insured Municipal Income Fund Inc.

Portfolio of investments—September 30, 2009 (unaudited)

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $365,090,810; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$9,291,239
Gross unrealized depreciation	(912,005)
Net unrealized appreciation	$8,379,234

(1)	Security subject to Alternative Minimum Tax.
(2)	Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of September 30, 2009.
AGC	Associated General Contractors
AMBAC	American Municipal Bond Assurance Corporation
BHAC	Berkshire Hathaway Assurance Corporation
CR	Custodial Receipts
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FSA	Financial Security Assurance
IBC	Insured Bond Certificate
ICC	International Code Council
NATL-RE	National Reinsurance
NR	Not Rated

The following is a summary of the fair valuations according to the inputs used as of September 30, 2009 in valuing the Fund’s investments:

	Quoted prices in
	active markets for	Significant other	Unobservable
	identical investments	observable inputs	inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Long-term municipal bonds	$—	$275,140,044	$—	$275,140,044
Short-term municipal notes	—	98,330,000	—	98,330,000
Total	$—	$373,470,044	$—	$373,470,044

The accompanying notes are an integral part of these financial statements.

Insured Municipal Income Fund Inc.

Statement of assets and liabilities—September 30, 2009 (unaudited)

Assets:
Investments in securities, at value (cost—$365,090,810)	$373,470,044
Cash	30,877
Receivable for investments sold	143,325,253
Receivable for interest	3,839,247
Other assets	14,370
Total assets	520,679,791

Liabilities:
Payable for investments purchased	59,795,931
Payable to investment advisor and administrator	119,511
Payable for interest expense and fees on floating rate notes	37,164
Dividends payable to auction preferred shareholders	25,304
Accrued expenses and other liabilities	434,483
Total liabilities	60,412,393
Auction preferred shares series A, B, C, D, E & F–3,100 non-participating shares authorized, issued and outstanding; $0.001 par value per auction
preferred share; $50,000 liquidation value per auction preferred share	155,000,000
Net assets applicable to common shareholders	$305,267,398

Net assets applicable to common shareholders:
Common stock–$0.001 par value per common share; 199,995,800
shares authorized; 20,628,363 shares issued and outstanding	$301,976,191
Accumulated undistributed net investment income	1,568,656
Accumulated net realized loss from investment activities	(6,656,683)
Net unrealized appreciation of investments	8,379,234
Net assets applicable to common shareholders	$305,267,398
Net asset value per common share ($305,267,398 applicable to
20,628,363 common shares outstanding)	$14.80

The accompanying notes are an integral part of these financial statements.

Insured Municipal Income Fund Inc.

Statement of operations

For the six
months ended
September 30, 2009
(unaudited)
Investment income:
Interest	$11,209,255

Expenses:
Investment advisory and administration fees	1,971,499
Auction preferred shares expenses	289,952
Professional fees	258,943
Reports and notices to shareholders	91,204
Interest expense and fees on floating rate notes	83,315
Custody and accounting fees	51,627
Directors’ fees	19,048
Stock exchange listing fees	12,715
Transfer agency fees	8,510
Insurance fees	7,042
Other expenses	11,313
2,805,168
Less: Fee waivers by investment advisor and administrator	(1,264,784)
Net expenses	1,540,384
Net investment income	9,668,871

Net realized and unrealized gains from investments:
Net realized gains from investments	6,285,173
Net change in unrealized appreciation of investments	29,059,460
Net realized and unrealized gains from investments	35,344,633
Dividends paid to auction preferred shareholders
from net investment income	(430,462)
Net increase in net assets applicable to common
shareholders resulting from operations	$44,583,042

The accompanying notes are an integral part of these financial statements.

Insured Municipal Income Fund Inc.

Statement of changes in net assets applicable to common shareholders

	For the six
	months ended	For the
	September 30, 2009	year ended
	(unaudited)	March 31, 2009
From operations:
Net investment income	$9,668,871	$18,158,627
Net realized gain (loss) from investments and futures	6,285,173	(7,049,177)
Net change in unrealized appreciation (depreciation)
of investments and futures	29,059,460	(7,444,086)

Dividends paid to auction preferred shareholders from:
Net investment income	(430,462)	(5,063,642)
Net increase (decrease) in net assets applicable to
common shareholders resulting from operations	44,583,042	(1,398,278)

Dividends paid to common shareholders from:
Net investment income	(8,581,399)	(12,222,305)
Net increase (decrease) in net assets
applicable to common shareholders	36,001,643	(13,620,583)

Net assets applicable to common shareholders:
Beginning of period	269,265,755	282,886,338
End of period	$305,267,398	$269,265,755
Accumulated undistributed net investment income	$1,568,656	$911,646

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Insured Municipal Income Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the six
	months ended
	September 30, 2009
	(unaudited)
Net asset value, beginning of period	$13.05
Net investment income	0.47	(1)
Net realized and unrealized gains (losses) from investment activities	1.72
Common share equivalent of dividends and distributions
paid to auction preferred shareholders from:
Net investment income	(0.02)
Net realized gains from investment activities	—
Total dividends and distributions paid to auction preferred shareholders	(0.02)
Net increase (decrease) from operations	2.17
Dividends and distributions paid to common shareholders from:
Net investment income	(0.42)
Net realized gains from investment activities	—
Total dividends and distributions paid to common shareholders	(0.42)
Net asset value, end of period	$14.80
Market value, end of period	$14.14
Total net asset value return(2)	16.87%
Total market price return(3)	28.40%
Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by investment advisor and administrator
including interest expense and fees on floating rate notes	1.09	%(4),(5)
Total expenses, before fee waivers by investment advisor and administrator
including interest expense and fees on floating rate notes	1.98	%(4),(5)
Total expenses, net of fee waivers by investment advisor and administrator
excluding interest expense and fees on floating rate notes	1.03	%(4)
Net investment income before dividends paid to auction preferred shareholders	6.83	%(4)
Dividends paid to auction preferred shareholders from net investment income	0.30	%(4)
Net investment income available to common shareholders	6.53	%(4)
Supplemental data:
Net assets applicable to common shareholders, end of period (000’s)	$305,267
Portfolio turnover	6%
Asset coverage per share of auction preferred shares, end of period	$148,473

Insured Municipal Income Fund Inc.

For the years ended March 31,
2009		2008	2007	2006	2005
$13.71		$14.96	$14.70	$14.93	$15.39
0.88	(1)	0.97 (1)	0.94 (1)	0.90	0.83
(0.70)		(1.22)	0.33	0.02	(0.31)

(0.25)		(0.39)	(0.34)	(0.22)	(0.14)
—		(0.01)	(0.02)	(0.07)	(0.01)
(0.25)		(0.40)	(0.36)	(0.29)	(0.15)
(0.07)		(0.65)	0.91	0.63	0.37

(0.59)		(0.58)	(0.62)	(0.65)	(0.76)
—		(0.02)	(0.03)	(0.21)	(0.07)
(0.59)		(0.60)	(0.65)	(0.86)	(0.83)
$13.05		$13.71	$14.96	$14.70	$14.93
$11.37		$12.38	$13.48	$13.02	$12.71
(0.39)%		(4.52)%	6.31%	4.29%	2.48%
(3.32)%		(3.86)%	8.83%	9.51%	(6.55)%

1.73	%(5)	1.18%	1.25%	1.39%	1.51%

2.62	%(5)	1.88%	1.88%	1.90%	1.96%

1.59%		1.18%	1.25%	1.39%	1.51%
6.71%		6.66%	6.32%	5.95%	5.52%
1.87%		2.68%	2.31%	1.48%	0.90%
4.84%		3.98%	4.01%	4.47%	4.62%

$269,266		$282,886	$308,552	$303,315	$308,033
27%		30%	39%	57%	50%
$136,860		$117,354	$123,465	$122,218	$123,341

Insured Municipal Income Fund Inc.

Financial highlights

(1)	Calculated using the average shares method.
(2)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable date.  Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices.  Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(3)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan.  Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year.  Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)	Annualized.
(5)
Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

The accompanying notes are an integral part of these financial statements.

Insured Municipal Income Fund Inc.

Notes to financial statements (unaudited)

Organization and significant accounting policies
Insured Municipal Income Fund Inc. (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.  The Fund’s investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital.  There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Standards Codification Topic 105 Generally Accepted Accounting Principals requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through November 25, 2009, the date the financial statements were issued. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities.  The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities.  A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities.  If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).  Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the

Insured Municipal Income Fund Inc.

Notes to financial statements (unaudited)

value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board or its delegate determines that this does not represent fair value.  Securities traded in the over-the-counter (“OTC”) market are valued at the last bid price available on the valuation date prior to valuation.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 820 Fair Value Measurements and Disclosures (“ASC 820”) requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical investments.
Level 2—	Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—	Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of ASC 820, a fair value hierarchy has been included near the end of the Fund ’s Portfolio of investments.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.  Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.  The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Insured Municipal Income Fund Inc.

Notes to financial statements (unaudited)

Floating-rate notes issued in conjunction with securities held—Tender option bond program
During most of the fiscal period covered by this report, the Fund maintained a tender option bond program; in October 2009, such program was terminated. Under the program, the Fund was able to sell a fixed-rate bond (“Fixed-Rate Bond”) to a broker who deposited the Fixed-Rate Bond into a special-purpose entity from which were issued floating-rate notes (“Floating-Rate Notes”) that were sold to third parties. The Floating-Rate Notes had interest rates that reset weekly and the holders of the Floating-Rate Notes had the option to tender their notes to the broker at par at each reset date. A residual certificate (an “Inverse Floater”), which paid interest equal to the difference between the Fixed-Rate Bond and the Floating-Rate Notes, was also issued by the special-purpose entity. The Inverse Floater also gave the holder the right to cause the Floating-Rate Note to be called at par and to require transfer of the Fixed-Rate Bond to the holder of the Inverse Floater, thereby liquidating the special-purpose entity. In certain transactions, the Fund ultimately received the Inverse Floater plus the cash equivalent of the proceeds raised from the issuance of the Floating-Rate Notes in exchange for the Fixed-Rate Bonds, less fees and expenses.

Although the Fund physically held the Inverse Floater, the transaction was accounted for as a secured borrowing pursuant to FASB Accounting Standards Codification Topic 860 Transfers and Servicing (“ASC 860”), because of its unilateral right to cause the liquidation of the special-purpose entity and recover the Fixed-Rate Bond it originally sold to the broker. In accordance with ASC 860, the Fund included the Fixed-Rate Bond on the Portfolio of investments and recognized the Floating-Rate Notes as a liability on the Statement of assets and liabilities.

The range of interest rates on the liability for Floating-Rate Notes was 0.180% to 0.920%, at a weighted average rate of 0.414% for the period April 1, 2009 through September 30, 2009.

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment transactions are calculated using the identified cost method.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Futures contracts—Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for

Insured Municipal Income Fund Inc.

Notes to financial statements (unaudited)

financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. Variation margin calls could be substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund was unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses and would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a separate account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortion. The separate account for margin will be maintained at the futures counterparty and may be subject to risks or delays if the counterparty becomes insolvent. At September 30, 2009 the Fund had no futures contracts outstanding.

Dividends and distributions—During the fiscal period covered by this report, the Fund had a policy of intending to pay monthly dividends to common shareholders at a rate level that during the fiscal period covered by this report, over time would result in the distribution of all of the Fund’s net investment income remaining after the payment of dividends on any outstanding auction preferred shares.  The dividend rate on the common stock was adjusted as necessary to reflect the earnings rate of the Fund.  Dividends and distributions to common shareholders were recorded on the ex-dividend date.  Dividends to auction preferred shareholders were accrued daily.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
During the fiscal period covered by this report, the Fund followed an investment policy of investing primarily in municipal obligations of various states.  Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

Insured Municipal Income Fund Inc.

Notes to financial statements (unaudited)

Investment advisor and administrator
During the fiscal period covered by this report, the Board approved an investment Advisory and Administration Contract (“Advisory Contract”) with UBS Global AM, under which UBS Global AM served as investment advisor and administrator of the Fund. The Advisory Contract was terminated effective October 18, 2009. In accordance with the Advisory Contract, the Fund was obligated to pay UBS Global AM an investment advisory and administration fee, which was accrued weekly and paid monthly, at the annual rate of 0.90% of the Fund’s average weekly net assets attributable to holders of common and auction preferred shares. UBS Global AM had agreed to waive a portion of the advisory and administration fee so that the Fund’s effective fee was 0.50% of average weekly net assets attributable only to holders of common shares. At September 30, 2009, the Fund owed UBS Global AM $119,511 for investment advisory and administration fees, which was composed of $331,883 of investment advisory and administration fees less fees waived of $212,372.  For the six months ended September 30, 2009, UBS Global AM waived $1,264,784 of investment advisory and administration fees from the Fund.

Additional information regarding compensation to affiliate of a former board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. Professor Feldberg resigned from the Fund’s board in September 2009. The Fund had been informed that Professor Feldberg’s role at Morgan Stanley did not involve matters directly affecting the Fund. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended September 30, 2009, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $10,419,600. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions. In addition, Morgan Stanley had been able to participate as a broker-dealer in auctions for the Fund’s auction preferred shares and receive compensation therefore.  Amounts received by Morgan Stanley, if any, would vary depending upon that firm’s participation in an auction, and such amounts would have been calculated and paid by the auction agent from money provided by the Fund.

Insured Municipal Income Fund Inc.

Notes to financial statements (unaudited)

Auction preferred shares related services fees
UBS Financial Services Inc., an affiliate of UBS Global AM, provided certain services to the Fund and certain holders of the outstanding APS pursuant to an agreement with Deutsche Bank, the Fund’s auction agent for APS. For the six months ended September 30, 2009, UBS Financial Services Inc. received from Deutsche Bank $49,820 (paid indirectly by the Fund) for these services.

Auction preferred shares
The Fund had outstanding 590 shares of auction preferred shares Series A, 590 shares of auction preferred shares Series B, 591 shares of auction preferred shares Series C, 443 shares of auction preferred shares Series D, 443 shares of auction preferred shares Series E and 443 shares of auction preferred shares Series F, which are referred to herein collectively as the “APS.”  All shares of each series of APS had a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

Dividends, which were cumulative, were generally reset every 7 days for each Series of APS pursuant to a process specified in Fund charter documents.  Dividend rates as of September 30, 2009 for each Series of APS were as follows and reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids were not received:

Series A	0.518%
Series B	0.503%
Series C	0.563%
Series D	0.563%
Series E	0.563%
Series F	0.518%

For the six months ended September 30, 2009, the average dividend rates for each Series of APS were 0.556%, 0.553%, 0.544%, 0.544%, 0.548% and 0.556% for Series A, B, C, D, E and F, respectively.

The Fund was subject to certain restrictions relating to the APS.  Failure to comply with these restrictions could have precluded the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could have triggered the mandatory redemption of APS at liquidation value. All the APS were redeemed in October 2009, as noted further below.

Purchases and sales of securities
For the six months ended September 30, 2009, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $24,721,850 and $241,605,252, respectively.

Insured Municipal Income Fund Inc.

Notes to financial statements (unaudited)

Federal tax status
The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies.  Accordingly, no provision for federal income taxes was required during the fiscal period covered by the report. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund would not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended March 31, 2009 was as follows:

Distributions paid from:	2009
Tax-exempt income	$17,283,881
Ordinary income	2,066
Total distributions paid	$17,285,947

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal nine month period ending December 31, 2009 (see Subsequent events).

For the six months ended September 30, 2009, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the six months ended September 30, 2009, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended March 31, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Change in independent registered public accounting firm
The Fund’s Audit Committee met on September 24, 2009 to consider the selection of a new independent registered public accounting firm for the Fund for the fiscal nine month period ending December 31, 2009 (see Subsequent events).  Based on the recommendation of the Fund’s Audit Committee and by vote of the Independent Directors, the Board selected the firm of Tait, Weller & Baker LLP (“Tait, Weller”) as the Fund’s independent registered public accounting firm for the fiscal nine month period ending December 31, 2009 (see Subsequent events).  The engagement of Tait, Weller is conditioned upon the right of the Fund, by a vote of a majority of its outstanding voting securities, to terminate such engagement without penalty.

The Fund received a letter dated October 1, 2009 from Ernst & Young LLP (“Ernst & Young”), the prior independent registered public accounting firm, stating that the client-auditor relationship between Ernst & Young and the Fund had ended.

Insured Municipal Income Fund Inc.

Notes to financial statements (unaudited)

The reports of Ernst & Young on the Fund’s financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Fund’s financial statements for each of the two fiscal years ended March 31, 2009 and in the subsequent interim period through October 1, 2009, there were no disagreements (as such term is used in Item 304 of Regulation S-K) with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report.

Subsequent events
On September 11, 2009, the Board of Directors directed the Fund’s investment advisor to commence a program of selling the Fund’s portfolio securities in an orderly and opportunistic fashion with the goal of liquidating the portfolio in order to (1) fund a self-tender offer of up to 100% of the Fund’s common shares, (2) retire the Fund’s auction rate preferred shares and the tender option bonds, and (3) have as much cash as possible (and no leverage) post-tender offer so that, subject to shareholder approval, a new investment advisor would be able to commence investing to meet the Fund’s new investment objective, as formally approved by the Board of Directors on September 24, 2009.  This selling program has continued after September 30, 2009.  As a result, the composition of the Fund’s portfolio is significantly different after September 30, 2009 than it was on that date.

On October 5, 2009, the Fund announced the following redemptions of APS at a price of $50,000 per share plus any accrued and unpaid dividends through October 5, 2009:

	Aggregate	Number of shares
Series of APS	principal	redeemed
Series A	$29,500,000	590
Series B	$29,500,000	590
Series C	$29,550,000	591
Series D	$22,150,000	443
Series E	$22,150,000	443
Series F	$22,150,000	443

All such APS were redeemed in October 2009.

The Board of Directors approved an interim Investment Advisory Agreement between the Fund and Brooklyn Capital Management, LLC effective October 19,

Insured Municipal Income Fund Inc.

Notes to financial statements (unaudited)

2009 and an interim Sub-Advisory Agreement between Brooklyn Capital Management, LLC and Income Research & Management effective October 29, 2009 at meetings held in October 2009.

At meetings of the Board of Directors held in October 2009, the Board also approved the following items: 1) Fund Administration and Fund Accounting Servicing Agreements with U.S. Bancorp Fund Services, LLC, 2) a Custody Agreement with U.S. Bank, N.A., 3) compensation of $25,000 to Gerald Hellerman, an independent director, for his services in connection with the coordination and transition of the service providers for the Fund, 4) reimbursement to Bulldog Investors for proxy and legal expenses incurred in 2008 and 2009 to be paid from Fund assets and 5) to change to the Fund’s fiscal year end from March 31, 2010 to December 31, 2009.

Insured Municipal Income Fund Inc.

General information (unaudited)

The Fund
Insured Municipal Income Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”). The Fund’s investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund’s NYSE trading symbol is “PIF.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Shareholder meeting information for the meeting held on August 12, 2009
On August 12, 2009, the holders of the Fund’s common stock and auction preferred stock (“APS”) were asked to: (i) elect four directors; (ii) consider and vote upon a new advisory and administration contract between the Fund and UBS Global Asset Management (Americas) Inc. (“UBS Global AM”); (iii) approve a change in the Fund’s investment policies to address recent market developments and make the Fund more competitive; (iv) consider a stockholder proposal recommending that the board of directors take action, subject to market conditions, to afford common and preferred stockholders an opportunity to realize the net asset value of their shares; and (v) consider a stockholder proposal that the investment advisory agreement between the Fund and UBS Global AM be terminated.  The holders of the Fund’s APS also were asked to elect two directors on August 12, 2009.  A stockholder, Full Value Offshore Partners L.P., also proposed its own slate of nominees for election to the Fund’s board of directors (the “Board”).  The August 12, 2009 meeting was the Fund’s 2009 Annual Meeting of Shareholders.

Quorum
The presence, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the Annual Meeting (that is, a majority of the shares outstanding as of the record date) was necessary to constitute a quorum for the transaction of business.  At the meeting, the holders of approximately 69.12% of the common stock and APS outstanding as of the record date were represented in person or by proxy (14,260,093 votes), thus constituting a quorum for the matters to be voted upon by all stockholders at the Annual Meeting.  An insufficient number of holders of APS were present in person or by proxy to constitute a quorum of the holders of APS. Approximately 46.52% of the holders of APS were represented in person or by proxy (1,442 votes).

Election of directors.  Each of the individuals nominated by Full Value Offshore Partners L.P. for election by holders of both the outstanding common stock and APS, namely Phillip Goldstein, Gerald Hellerman, Rajeev Das and Andrew Dakos, received a plurality of the votes cast in the election of directors and were elected to the Board.

Insured Municipal Income Fund Inc.

General information (unaudited)

The election of the two directors to be voted upon solely by holders of the APS could not take place at the Annual Meeting due to the absence of a quorum.  Under Maryland law, the two persons who had served as directors of the Fund and who were last elected by the APS holders in 2007, Professor Meyer Feldberg and Ambassador Richard R. Burt, “held over” and continued to serve as directors until they resigned, after the certification of results showing that the other directors who had been nominated with them for re-election were not re-elected.

Proposed new advisory and administration agreement.  The proposed new investment advisory and administration agreement between the Fund and UBS Global AM did not receive the required vote of the lesser of more than 50% of the shares outstanding or 67% or more of the shares present in person or by proxy at the meeting.  Approximately 49.83% of the holders of stock present in person or by proxy (7,105,096 votes) voted “FOR” the proposed agreement, while 48.63% of the holders of stock present in person or by proxy (6,934,139 votes) voted “AGAINST” the proposed agreement.

Proposed change in the Fund’s investment policies.  The proposed change in the Fund’s investment policies received greater than the required vote of 67% or more of the shares present in person or by proxy at the meeting.  Approximately 79.72% of the holders of stock present in person or by proxy (11,368,094 votes) voted “FOR” the proposed change.

Stockholder proposals.  The stockholder proposal recommending that the Board take action, subject to market conditions, to afford common and preferred stockholders an opportunity to realize the net asset value of their shares received greater than the required vote of 50% or more of the shares present in person or by proxy at the meeting.  Approximately 93.89% of the holders of stock present in person or by proxy (13,389,125 votes) voted “FOR” this proposal.

The stockholder proposal to terminate the investment advisory agreement between the Fund and UBS Global AM did not receive the required vote of the lesser of more than 50% of the shares outstanding or 67% or more of the shares present in person or by proxy at the meeting.  Approximately 55.03% of the holders of stock present in person or by proxy (7,847,865 votes) voted “FOR” the termination and 41.76% of the holders of stock present in person or by proxy (5,954,488 votes) voted “AGAINST” the termination of the agreement.

As a result of the change in control of the board, UBS Global AM gave notice of its termination of its relationship with the Fund.  Under the Investment Advisory and Administration Agreement between UBS Global AM and the Fund (the “Contract”), termination became effective on October 18, 2009.  The Contract required 60 days’ advance notice of termination to be provided by UBS Global AM.

Insured Municipal Income Fund Inc.

General information (unaudited)

The actual voting results for the agenda items were as follows:

Proposal to elect four (4) directors:

		% of	% of		% of	% of
	FOR	Quorum	O/S*	WITHHELD	Quorum	O/S
Andrew Dakos	7,098,343	49.78%	34.41%	133,423	0.94%	0.65%
Phillip Goldstein	7,091,092	49.73%	34.37%	140,674	0.99%	0.68%
Gerald Hellerman	7,090,102	49.72%	34.37%	141,664	0.99%	0.69%
Rajeev Das	7,096,830	49.77%	34.40%	134,936	0.95%	0.65%
Richard Q. Armstrong	6,679,873	46.84%	32.38%	348,454	2.44%	1.69%
Alan S. Bernikow	6,688,103	46.90%	32.42%	340,224	2.39%	1.65%
Bernard H. Garil	6,690,400	46.92%	32.43%	337,927	2.37%	1.64%
Heather R. Higgins	6,682,986	46.86%	32.39%	345,341	2.42%	1.67%

Proposal to approve new investment advisory and administration agreement:

	% of	% of		% of	% of		% of	% of
FOR	Quorum	O/S	AGAINST	Quorum	O/S	ABSTAIN	Quorum	O/S
7,105,096	49.83%	34.44%	6,934,139	48.63%	33.61%	220,854	1.55%	1.07%

Proposal to change the Fund’s investment policies:
	% of	% of		% of	% of		% of	% of
FOR	Quorum	O/S	AGAINST	Quorum	O/S	ABSTAIN	Quorum	O/S
11,368,094	79.72%	55.10%	2,666,949	18.70%	12.93%	225,049	1.58%	1.09%

* O/S = outstanding shares

Stockholder proposal recommending that the board of directors take action, subject to market conditions, to afford common and preferred stockholders an opportunity to realize the net asset value of their shares:

	% of	% of		% of	% of		% of	% of
FOR	Quorum	O/S	AGAINST	Quorum	O/S	ABSTAIN	Quorum	O/S
13,389,125	93.89%	64.90%	669,461	4.69%	3.24%	201,503	1.41%	0.98%

Stockholder proposal that the investment advisory agreement between the Fund and UBS Global AM be terminated:
	% of	% of		% of	% of		% of	% of
FOR	Quorum	O/S	AGAINST	Quorum	O/S	ABSTAIN	Quorum	O/S
7,847,865	55.03%	38.04%	5,954,488	41.76%	28.86%	457,738	3.21%	2.22%

Insured Municipal Income Fund Inc.

General information (unaudited)

As noted above, given the lack of a quorum of APS holders on August 12, 2009, a vote was not taken with respect to the two directors who were to be elected solely by APS holders.

On September 1, 2009, the board appointed the following two additional directors: James Chadwick and Ben Hormel Harris.

The Fund does not have detailed information regarding any broker non-votes. (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.)

Special meeting of shareholders to be held on December 10, 2009
The Fund will be holding a special meeting of shareholders on December 10, 2009 to vote on the following matters:

(1)	To elect three directors to serve until the annual meeting of shareholders in 2010 and until their successors are elected and qualify or until they resign or are otherwise removed;

(2)	To approve a new investment advisory agreement between the Fund and Brooklyn Capital Management, LLC;

(3)	To approve the replacement of the Fund’s fundamental investment objective with a non-fundamental investment objective of providing total return;

(4)	To eliminate the Fund’s fundamental investment policy to invest at least 80% of its net assets in insured municipal obligations;

(5)	To ratify the selection of Tait, Weller & Baker LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and

(6)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Dividend reinvestment plan
Effective January 1, 2010, in accordance with a determination made by the Board at a meeting held in October 2009, the Fund’s Dividend Reinvestment Plan (the “Plan”) will be terminated. Any dividends paid by the Fund during 2009 will continue to be subject to the terms of the Plan, however, any dividends declared in 2009 but not paid until 2010 will no longer be subject to the Plan.

Insured Municipal Income Fund Inc.

General information (unaudited)

Issuance of fund certificates
The Board determined to no longer have share certificates of the Fund issued.  Accordingly, after January 1, 2010, ownership of Fund shares will be established by book-entry.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Insured Municipal Income Fund Inc.

Board approval of Investment Advisory
and Administration Agreement (unaudited)

The following required disclosure pertains to a predecessor board’s approval of an advisory contract that was terminated effective October 18, 2009

Background—At a meeting of the board of Insured Municipal Income Fund Inc. (the “Fund”) on July 15-16, 2009, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the Investment Advisory and Administration Agreement of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM, as well as the advisory and administration arrangements for the Fund.

The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel.  The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting.  At all of these sessions the Independent Directors met in session with their independent legal counsel.  The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration agreements.

In its consideration of the approval of the Investment Advisory and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Advisory and Administration Agreement during the past year. The board also considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures.  The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of administrative

Insured Municipal Income Fund Inc.

Board approval of Investment Advisory
and Administration Agreement (unaudited)

and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio manager primarily responsible for the day-to-day portfolio management of the Fund and recognized that many of these persons report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance.  The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to management and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $142 billion in assets under management and was part of the UBS Global Asset Management Division, which had approximately $507 billion of assets under management worldwide as of March 31, 2009. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past year involving UBS AG, UBS Global AM and certain of their affiliates as well as certain proposals submitted by, or statements made by, activist shareholders.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Agreement.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (“Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered a fee waiver arrangement for the Fund and considered the actual fee rate (after taking the waiver into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

In connection with its consideration of advisory fees for UBS funds generally, the board also received information from UBS Global AM with respect to standard institutional account fees. The board noted that, in general, these fees were lower than the Contractual Management Fee and Actual Management Fee for the

Insured Municipal Income Fund Inc.

Board approval of Investment Advisory
and Administration Agreement (unaudited)

Fund, but also noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee was in the fifth quintile, its Actual Management Fee was in the first quintile and its total expenses were in the fifth quintile in the Fund’s Expense Group for the comparison periods utilized in the Lipper report (with the first quintile representing that fifth of the funds in the Expense Group with the lowest level of fees or expenses, as applicable, and the fifth quintile representing that fifth of the funds in the Expense Group with the highest level of fees or expenses, as applicable). Management noted that the higher total expenses resulted in large part from the Fund’s increased legal and proxy solicitation costs during the past year, as reflected in the other non-management fee category, due to the proxy contest conducted during the past year.  Management also noted that the full effect of the management fee waiver approved in August 2008 was not fully reflected in the Lipper report, given the timing of the effectiveness of that waiver.  The Board also took note that if the new proposed advisory and administration contract is approved by shareholders at the Fund’s 2009 annual shareholder meeting, it would reduce the Fund’s Contractual Management Fee because it would (1) reduce the Contractual Management Fee rate; and (2) apply the Contractual Management Fee to net assets attributable only to common shares, not auction preferred shares.

Taking all of the above into consideration, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Advisory and Administration Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2009 and (b) annualized performance information for each year in the ten-year period ended April 30, 2009. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance, including with respect to its benchmark index. The comparative Lipper information showed that the Fund’s performance was in the first quintile for the one-year period, the second quintile

Insured Municipal Income Fund Inc.

Board approval of Investment Advisory
and Administration Agreement (unaudited)

for the three- and five-year periods, the fourth quintile for the ten-year period and the fifth quintile since inception (with the first quintile representing that fifth of the funds in the Performance Universe with the highest performance and the fifth quintile representing that fifth of the funds in the Performance Universe with the lowest performance).  Management noted that the Fund’s performance has improved relative to its Performance Universe.  Management reminded the board that historically, the Fund was managed in a more conservative manner - focusing on higher quality credits and preservation of capital while being less aggressive in seeking relative outperformance.  Management noted that in response to changing markets over the past few years, management augmented the Fund’s investment strategies to provide more flexibility and to broaden asset classes and instruments that the Fund could invest in, resulting in more recent improved performance.  Based on its review and management’s explanation and proposed initiatives as detailed in the Fund’s proxy statement for its 2009 annual meeting of shareholders, the board concluded that the Fund’s investment performance was acceptable.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

In conducting its review, the board noted that the Fund’s Contractual Management Fee did not contain any breakpoints. Further, the board noted that advisory agreements of closed-end funds usually do not contain breakpoints. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS Global AM would not benefit from economies of scale.

The board members considered whether economies of scale could be realized because UBS Global AM advises a similar fund, and, based on their experience, the board accepted UBS Global AM’s explanation that significant economies of

Insured Municipal Income Fund Inc.

Board approval of Investment Advisory
and Administration Agreement (unaudited)

scale would not be realized because the nature of the market in which the Fund invests did not provide significant savings.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Agreement to continue for another year.

In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Agreement. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Advisory and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

Insured Municipal Income Fund Inc.

Board approval of the New Proposed Advisory Agreement,
subject to shareholder approval (unaudited)

At an in person meeting of the Board on September 24, 2009, the directors, including all of the Independent Directors (meeting with the full Board and separately in executive session), considered and approved the Proposed Advisory Agreement with Brooklyn Capital Management, LLC (the “Proposed Adviser”), subject to shareholder approval.  The Independent Directors discussed and considered materials which had been distributed to them in advance of the meetings and prepared by the Proposed Adviser, including responses to the questionnaire provided by the Fund’s independent counsel with respect to certain matters that counsel believed relevant to the approval of the Proposed Advisory Agreement under Section 15 of the 1940 Act.  In addition, the Independent Directors met in person with representatives from the Proposed Adviser and had the opportunity to ask them questions.  In its consideration of the approval of the Proposed Advisory Agreement, the Independent Directors considered the following factors:

Nature, Extent and Quality of the Services to be Provided under the Proposed Advisory Agreement—The Independent Directors considered the nature, extent and quality of services proposed to be provided to the Fund under the Proposed Advisory Agreement.  The Independent Directors discussed the prior experience of the Proposed Adviser’s principals with respect to: (i) closed-end investment companies; and (ii) managing portfolios with a similar investment strategy as that proposed for the Fund.  In particular, the Independent Directors noted the principals demonstrated ability to successfully identify investment opportunities for appreciation for the benefit of their clients.  They discussed the fact that the principals had pursued a similar strategy for more than fifteen years and had developed a methodology which they proposed using in implementing the Fund’s investment strategy, subject to shareholder approval.  Furthermore, the Independent Directors considered the principals’ performance based on returns to investors from 1993 to 2009 compared to market benchmarks.  The Independent Directors discussed the information provided by the Proposed Adviser, including information with respect to its projected profitability, compliance program, insurance arrangements, personnel and portfolio management, proxy voting policies, brokerage allocation and soft dollar practices.  The Independent Directors concluded that, overall, they were satisfied with the nature, extent and quality of services expected to be provided to the Fund under the Proposed Advisory Agreement.

Advisory Fees and Expenses—The Independent Directors considered the Fund’s fees and expenses in relation to various industry averages.  The data received by the Independent Directors included fees and expenses of funds which the Proposed Adviser determined to be comparable to the Fund after giving effect to the changes proposed for shareholder approval regarding the Fund’s investment

Insured Municipal Income Fund Inc.

Board approval of the New Proposed Advisory Agreement,
subject to shareholder approval (unaudited)

objective and policy.  The Independent Directors noted that the Proposed Advisory Agreement modifies the fee structure paid by the Fund by increasing the fee to 1.00% and unbundling the advisory services from administrative services to be provided by the Administrator under a separate Administration Agreement.  Although the proposed fees under the Proposed Advisory Agreement are higher than those under the Previous Advisory Agreement, the Independent Directors noted that the proposed investment objective and policy required more intensive research and monitoring of the investments by the Proposed Adviser, as compared to the municipal obligations in which the Fund has been investing under the Previous Adviser.  In addition, the Independent Directors noted management’s offer to waive, on a voluntary basis, the advisory fee until such time as the Fund has commenced and completed a tender offer for its common shares, subject to the understanding that the Fund will reimburse the Proposed Adviser for all reasonable expenses incurred by it in connection with a liquidation of the Fund’s portfolio during such period, which expenses shall include, but not be limited to, those attributable to the Proposed Adviser’s engagement of the Interim Subadviser to assist with such liquidation.  The Independent Directors noted that the projected fees under the Proposed Advisory Agreement would be in line with the median actual advisory levels payable by the Fund’s peer funds.  The Independent Directors determined that the fees to be paid by the Fund under the Proposed Advisory Agreement were reasonable in light of the services provided and the fees paid by similar funds and such other matters as the Independent Directors considered relevant in the exercise of their reasonable judgment.

Fund Performance—The Independent Directors recognized that the Proposed Adviser was newly organized with no previous operating history, but noted the experience of the principals of the Proposed Adviser in managing securities portfolios and with closed-end investment companies, as well as their experience in seeking out opportunities in the market that have attractive risk reward characteristics.

Adviser Profitability—The Independent Directors recognized that the Proposed Adviser was newly organized with no previous operating history.  The Independent Directors discussed the projected profitability of the Proposed Adviser and asked the principals questions regarding whether the projected profitability was adequate to maintain their interest in managing the Fund, both before and after giving effect to the planned tender offer.  The Independent Directors were satisfied by the Proposed Adviser’s responses regarding the level of profitability that it was seeking from managing the Fund and that the projections were sufficient and appropriate to provide the necessary advisory services, both before and after giving effect to the planned tender offer for the Fund’s common stock.

Insured Municipal Income Fund Inc.

Board approval of the New Proposed Advisory Agreement,
subject to shareholder approval (unaudited)

Economies of Scale—The Independent Directors considered whether the Fund may incur benefits from potential economies of scale realized. The Independent Directors recognized that the Fund’s advisory fee under the Proposed Advisory Agreement, like the Previous Advisory Agreement, does not contain breakpoints and the Fund is not currently expected to benefit in any significant manner from economies of scale.

Other Benefits to the Proposed Adviser—The Independent Directors also considered that the Proposed Adviser may receive certain benefits from its relationship with the Fund, such as research and other services in exchange for brokerage allocation, and determined that such benefits would be of a de minimis nature.  The Independent Directors concluded that the profits and other ancillary benefits that the Proposed Adviser and its affiliates would receive were reasonable.

In light of all of the foregoing, at its meeting on September 24, 2009, the Independent Directors, determining that the Proposed Advisory Agreement was in the best interests of the Fund and its shareholders, approved the Proposed Advisory Agreement, subject to shareholder approval.

No single factor reviewed by the Independent Directors was identified by them as the principal factor in determining whether to approve the Proposed Advisory Agreement.  The Independent Directors were advised by independent legal counsel throughout the process and met in a private session with their independent legal counsel, at which no representative of the Proposed Adviser was present.

Note to shareholders: Further information regarding the Proposed Advisory Agreement is contained in the Fund’s proxy statement for a special meeting of shareholders scheduled to be held on December 10, 2009. Shareholders should carefully read and consider the information contained in the proxy statement in connection with voting their shares.

(This Page Intentionally Left Blank.)

Investment Adviser (effective October 19, 2009):
Brooklyn Capital Management, LLC
60 Heritage Drive
Pleasantville, NY 10570

Administrator and Fund Accountant (effective October 19, 2009):
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian (effective October 19, 2009):
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent and Registrar (effective October 23, 2009):
American Stock Transfer & Trust Company, LLC
59 Maiden Lane
New York, NY 10038

Independent Registered Public Accounting Firm
(effective September 24, 2009):
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Fund Counsel (effective October 19, 2009):
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

The Audit Committee is comprised of Mr. Gerald Hellerman, Mr. James Chadwick and Mr. Ben Hormel Harris.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of December 4, 2009 for Income Research & Management, the Sub-Adviser to the Fund.

(a)(1):

Name of Portfolio Manager: Paul Clifford, CFA (Principal, Senior Portfolio Manager)
Length of service of Portfolio Manager for the Fund: Less than 1 year (October 29, 2009 – present)
Length of service of Portfolio Manager at Income Research & Management (“IR&M”): 6 years (hired January 2003)
Business experience during past 5 years: Portfolio Manager at IR&M

Bio for reference:
Paul Clifford, CFA
Principal and Senior Portfolio Manager, 23 years of experience
Paul joined IR&M in January 2003. Before joining IR&M, Paul was a Senior Vice President leading the Tax-Exempt product team at State Street Research. He has a BA from the College of the Holy Cross (1984) and received an MBA from Boston College (1992).

(a)(2):

(i) Portfolio Manager Name: Paul Clifford, CFA

(ii)(A): Registered Investment Company: zero - $0
(ii)(B): Other Pooled Investments: zero - $0
(ii)(C): Other Accounts: approximately 233 separately managed accounts – AUM: approximately $2,622,937,436.46

(iii) No accounts include an advisory fee based on the performance of such respective accounts.

(iv) To the best of our knowledge, no material conflicts of interest exist in connection with the Portfolio Manager’s management of the registrant’s investments, on the one hand, and the investments of the other accounts included in response to paragraph (a)(2)(ii) of this Item.

(a)(3):

Portfolio Managers at IR&M are compensated through a competitive salary plus bonus.  Bonuses are strongly correlated with IR&M’s success, which is largely dictated by IR&M’s clients’ investment results.  Portfolio Managers also receive certain benefits, such as health insurance and company-funded profit sharing after completing a required length of service with IR&M.  We also offer key employees the opportunity to buy equity in IR&M.  Equity participation, a potential element of total compensation, is driven by significant and consistent contribution and demonstrated commitment to IR&M.

(a)(4):

Securities Owned in the Fund by Portfolio Manager: None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has made the following material changes to its Nominating and Corporate Governance Committee Charter concerning methods by which shareholders may recommend nominees to the Registrant’s Board of Directors:

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, care of the Administrator, 615 East Michigan Street, Milwaukee, WI 53202, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period (the six months ended September 20, 2009) covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

 (2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

 (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Insured Municipal Income Fund Inc.

By (Signature and Title)  /s/Andrew Dakos
Andrew Dakos, President

Date   December 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/Andrew Dakos
Andrew Dakos, President

Date   December 7, 2009

By (Signature and Title)  /s/Rajeev Das
Rajeev Das, Treasurer

Date   December 7, 2009